UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                     Internet Architecture HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                     001-15701                13-5674085
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
        of incorporation)                                    Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01      Other Events

The quantity of shares of Ciena Corporation ("CIEN") represented by each 100 share round lot of Internet Architecture HOLDRS decreased, from 2, to
0.28571428571 shares due to the 1 for 7 reverse stock split of Ciena Corporation. Effective September 25, 2006 Ciena Corporation began trading under the NASDAQ ticker "CIEND."




Item 9.01.     Financial Statements and Exhibits

               (c)  Exhibits

                    99.1 Internet Architecture HOLDRS Trust Prospectus
                         Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED


Date:  November 13, 2006                     By:    /s/ Satyanarayan R. Chada
                                             Name:  Satyanarayan R. Chada
                                             Title: Managing Director


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Architecture HOLDRS Trust Prospectus Supplement dated
       September 30, 2006 to Prospectus dated February 17, 2006.


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